                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Item 1. Report to Shareholders

ANNUAL REPORT D E C E M B E R 3 1 , 2 0 0 6

                       Worldwide Insurance Trust

                                WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2006, and are subject to change.

Worldwide Bond Fund

Dear Shareholder:

The Initial Class shares of Van Eck Worldwide Bond Fund gained 6.48% for the twelve months ended December 31, 2006. The Fund outperformed its benchmark index, the Citigroup World Government Bond Index1, which advanced 6.12% in U.S. dollar terms.

During the twelve months, the global bond markets were characterized by two general investment themes: (1) 10-year yields trended higher across most major bond markets during the first half of the year and then moved lower during the second half, ending 2006 with yields moderately higher than at the start of the year; and (2) the U.S. dollar weakened relative to most major currencies, the Japanese yen being a notable exception. The declining U.S. dollar was more than enough to offset the barely positive to negative local currency returns in most bond markets and ended up bringing most major bond markets from the negative returns they produced during 2005 into solidly positive territory for 2006. Indeed, the wide return differential in dollar versus local currency terms indicates the supportive contribution that dollar weakness made to global bond returns during the period. (The Fund’s benchmark Index returned 6.12% in U.S. dollar terms and 0.71% in local currency terms.) The Fund’s outperformance versus its benchmark Index during 2006 was largely driven by its underweighted exposure to the Japanese market, its overweighted position in the New Zealand bond market, its overweighted positions in select European bond markets, such as Germany and Spain, and its overweighted allocation to the euro.

Market and Economic Review

The year 2006 was challenging for global bond investors, as bond yields ultimately moved higher across most major markets, consequently causing bond prices to fall. Central bank tightening policy continued to dominate. The U.S. Federal Reserve Board (the Fed) raised short-term interest rates four times during the first half of the year, increasing the federal funds rate from 4.25% to 5.25%, before pausing in August through the remainder of the year.

The European Central Bank also raised its interest rates five times during the year, for a total of 125 basis points (+1.25%) . Similarly, the U.K. Central Bank raised its interest rates twice during the year for a total of 50 basis points. In the spring, the Bank of Japan took the first step to move away from its zero interest rate policy, removing quantitative easing, and then moved its discount rate for the first, and to date only, time in five years in July 2006 by 30 basis points from 0.10% to 0.40% .

During 2006, the yield on 10-year U.S. Treasuries rose by approximately 31 basis points, beginning the year at 4.39% and ending December at 4.70% . Similarly, the German 10-year bond yield rose nearly 64 basis points, from 3.31% to 3.95% over the twelve months ended December 31, 2006. The U.K. 10-year bond yield rose 64 basis points, from 4.10% to 4.74%, and the Japanese 10-year bond yield rose nearly 21 basis points, from 1.48% to 1.69%, over the same time frame.

Widespread central bank tightening was driven, of course, by global economic conditions. In the U.S., economic growth accelerated to an annualized rate of 5.6% for the first quarter of 2006, but then declined, moving to 2.6% in the second and 2.0% in the third. Meanwhile, inflationary pressures heightened during the first half and then eased during the second half, with the CPI (Consumer Price Index) moving to a measure of 2.5% year over year at December 31, 2006, compared to 4.3% at June 30 and 3.4% at yearend 2005. In part, reduced inflationary pressures were due to declining energy prices, although other commodity prices, such as those for base metals and agricultural products, continued to rally through the year. As stated by the Fed following its December 12 meeting, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market....Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and

Worldwide Bond Fund

other factors restraining aggregate demand.” Economic growth in the U.S. was generally on par with the economies of Europe, but remained strong relative to Japan.

Meanwhile, as mentioned, a significant support to bond market performance for U.S. dollar-based global bond investors was the U.S. dollar’s weakening relative to most major currencies. Such dollar weakness was due in part to the abundance of uncertainty regarding new Fed Chairman Bernanke’s next move, as he and other Fed governors made several waffling remarks on inflation and monetary policy during the first half. Also contributing to U.S. dollar weakness, and simultaneously giving support to the euro and even to the yen for much of the year, was the view that central bank tightening cycles would continue and even accelerate in Europe and that Japan’s zero interest rate policy was coming to an end. At the same time, the anticipated and then actual end of the U.S. tightening cycle was largely discounted by investors. During the annual period, relative to the U.S. dollar, the euro strengthened by +11.39% and the British pound by +13.69% . The Australian and New Zealand currencies strengthened relative to the U.S. dollar by +7.61% and +2.95%, respectively. The exceptions to this trend were the Canadian dollar, the Japanese yen, the Mexican peso and the South African rand, which actually weakened relative to the U.S. dollar by –0.33%, –1.10%, –1.70% and –9.67%, respectively.

Fund Review

Throughout 2006, the Fund had an overweighted position relative to the Index in terms of U.S. currency. The Fund had an overweighted position relative to the Index in terms of U.S. duration during the first half of the year, but then we shortened its duration during the second half. The Fund ended December with a 24.3% allocation to the U.S. market. After being one of the best performing constituents of the Index in U.S. dollar terms for 2005, the U.S. bond market was the second worst performing constituent of the Index in U.S. dollar terms for 2006. Thus, the Fund’s U.S. currency positioning detracted from its relative performance. The Citigroup U.S. Government Bond Index2 returned 3.12% . The U.S. Treasury yield curve flattened and then actually inverted over the annual period, meaning shorter-term yields were higher than longer-term yields, as long-term interest rates reacted to a decelerating economy and short-term rates remained pinned to the federal funds rate. Also, the U.S. Dollar Index (DXY)3, which has been declining since November 16, 2005, showed some strength from May to June 2006, but generally fell, posting a 20-month low in early December. All told, the DXY declined by approximately 8.25% for the annual period overall.

The Fund had an underweighted duration exposure compared to the Index for the Eurozone and shifted from a neutral to an overweighted Eurozone currency exposure over the period. The Fund’s increased allocation to the euro provided beneficial relative results, as the euro appreciated. This positive was partially offset by the Fund’s Eurozone duration exposure, which detracted on an absolute basis. Still, on a relative basis, the Fund’s duration positioning in the region helped given the rising interest rate environment. Also, the Fund’s overweighted duration and currency positioning in Germany and Spain particularly helped its relative results, as both of these European bond markets significantly outperformed the broad Index, with returns of 11.39% and 11.11% in U.S. dollar terms, respectively. Overall, the European Government Bond Index2 fell 0.42% in local currency terms, but gained 11.32% in U.S. dollar terms. The Fund ended December with a weighting of 43.8% in Eurozone bonds, represented by its holdings in Germany, Italy, Spain and France. We exited the Fund’s position in Ireland during the second half of the year.

The Fund was overweighted currency exposure and underweighted duration exposure within the United Kingdom bond market throughout the annual period. This positioning helped relative performance for the year, as this market was up 14.57% in U.S. dollar terms for the annual period. The Fund ended December with a 8.9% weighting in the U.K. bond market.

We maintained a higher allocation in the Fund to the dollar bloc bond markets relative to the Index in terms of both duration and currency during the annual period. We remained overweight the bond

Worldwide Bond Fund

markets of Canada (7.2% of Fund net assets at December 31) and New Zealand (6.3% of Fund net assets at December 31), while maintaining zero exposure to the Australian bond market. The Australian dollar strengthened against the U.S. dollar, and the New Zealand kiwi also strengthened against the U.S. dollar though to a more moderate degree. The Australian and New Zealand bond markets both performed well, up 9.66% and 7.69% in U.S. dollar terms, respectively. The Canadian currency actually weakened relative to the U.S. dollar, and the Canadian bond market returned 3.94% in U.S. dollar terms for the twelve-month period, underperforming the broad Index. Thus, in all, the Fund’s positioning in Canada and Australia detracted from its relative results. Conversely, the Fund’s overweighted positioning in New Zealand helped both absolute and relative performance.

Japan was the worst performing bond market in the broad Index during the annual period, with a return of -0.65% in U.S. dollar terms and a return of 0.30% in local currency terms. Also, while the yen generally strengthened during the first half of the year, it ultimately depreciated 1.0% against the U.S. dollar during the twelve-month period. The Fund, which had avoided the Japanese market during the first calendar quarter, re-entered the market in April by purchasing some Japanese yen-denominated bonds issued by U.S. and Austrian corporations. These corporate bonds are benchmarked and traded against the Japanese yield curve. As the Japanese currency generally weakened from June through December, such positioning detracted from the Fund’s annual results on an absolute basis. At the same time, however, the Fund’s exposure to Japanese yen-denominated bonds was still a significantly underweighted allocation relative to the Index in terms of both duration and currency based on our view that while the Japanese economy made some progress during the year, it continued to have structural issues due to a heavy reliance on exports. This underweighted positioning in Japan helped the Fund’s relative results for the annual period overall. At the end of December, the Fund had a 10.0% weighting in Japanese yen-denominated bonds, divided between an Austrian corporate bond and a U.S. corporate bond (both 5.0% of Fund net assets at December 31).

* * *

At the end of December, we were of the view that the U.S. Fed’s tightening cycle had ended, though some investors remained skeptical. We believe that the U.S. yield curve should begin to normalize in the months ahead, and the U.S. dollar could continue to weaken. Over the coming months, we believe that we may still see some upward movement of yields in the Japanese and European bond markets, given that the Bank of Japan has indicated a steady but notably slow path to higher interest rates and that the European Central Bank may hike interest rates a couple more times before likely going on hold some time in 2007. Overall, global economic growth appeared to be slowing to near-trend levels, which should ultimately reduce inflation pressures.

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. Van Eck Worldwide Bond Fund invests primarily in high-quality debt instruments of bond markets worldwide, with a heavy emphasis on government bonds of developed nations.

Investors should be aware that the Fund is subject to certain risks associated with international bond markets. Prices of fixed income securities, and with them the Fund’s share value, tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax

Worldwide Bond Fund

consequences and increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. Long-term investments entail greater risk of loss than short-term investments.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 to enable it to concentrate its assets in a narrower group of bonds than a diversified fund, and is thus also subject to nondiversification risk. Thus, a large loss in an individual bond may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron Investment Team Member	Gregory F. Krenzer Investment Team Member

January 18, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

2 All country and regional bond market returns are Citigroup Government Bond Indices.

3 The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Worldwide Bond Fund

Geographical Weightings*
as of December 31, 2006
(unaudited)

Sector Breakdown**
as of December 31, 2006 (unaudited)

Foreign Government Bonds	67.3%
U.S. Government Bonds	19.6%
Foreign Banks	10.2%
Repurchase Agreement	2.9%

______________
 †  Includes 5.0% allocation Japanese yen-denominated corporate bonds.
 * Percentage of net assets.
** Percentage of investments.

Portfolio is subject to change.

Worldwide Bond Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Bond Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the Citigroup World Government Bond Index.

Van Eck Worldwide Bond Fund (Initial Class) vs. Citigroup World Government Bond Index				Van Eck Worldwide Bond Fund (Class R1) vs. Citigroup World Government Bond Index
Average Annual Total Return 12/31/06	1 Year	5 Year	10 Year	Average Annual Total Return 12/31/06	1 Year	Since Inception
Van Eck Worldwide Bond Fund				Van Eck Worldwide Bond Fund
(Initial Class)[1]	6.48%	10.13%	5.24%	(Class R1)[1]	6.48%	5.81%
Citigroup World Gov’t Bond Index	6.12%	8.41%	5.24%	Citigroup World Gov’t Bond Index	6.12%	4.29%

1 Inception date for the Van Eck Worldwide Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

Worldwide Bond Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Initial Class	Actual	$1,000.00	$1,043.40	$5.15
	Hypothetical**	$1,000.00	$1,020.16	$5.09
Class R1	Actual	$1,000.00	$1,043.44	$4.99
	Hypothetical**	$1,000.00	$1,020.32	$4.94

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.00% for the Initial Class Shares and 0.97% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Bond Fund
Schedule of Investments
December 31, 2006
Principal
Amount			Value
BONDS AND NOTES: 95.5%
Austria 5.0%
JPY 300,000,000	Oester Kontroll Bank Bond
	1.80%, 3/23/10		$2,586,922

Canada 7.2%
CAD 4,000,000	Canadian Government Bond
	6.00%, 6/1/11		3,707,139

France 7.7%
EUR 3,000,000	French Treasury Note
	3.75%, 1/12/07		3,959,877

Germany 19.3%
	Bundesrepublik
	Deutschland Bonds:
EUR 2,709,847	6.00%, 1/4/07		3,576,776
EUR 1,500,000	4.50%, 7/4/09		2,007,436
EUR 3,000,000	4.75%, 7/4/28		4,321,506
			9,905,718

Italy 9.0%
EUR 3,500,000	Italian Government Bond
	4.50%, 3/1/07		4,625,525

New Zealand 6.3%
NZD 4,500,000	New Zealand
	Government Bond
	6.50%, 4/15/13		3,233,907

Spain 7.8%
EUR 3,000,000	Spanish Government Bond
	4.00%, 1/31/10		3,971,690

United Kingdom 8.9%
GBP 2,400,000	Great Britain Government
	Bond
	4.25%, 3/7/11		4,559,147

United States 24.3%
JPY 300,000,000	KFW International
	Finance, Inc. Bond		2,582,960
	1.75%, 3/23/10
	U.S. Treasury Notes/Bonds:
$2,500,000	5.50%, 5/15/09*		2,542,580
5,000,000	4.00%, 3/15/10*		4,896,680
2,000,000	6.625%, 2/15/27		2,438,126
			12,460,346
Total Bonds and Notes
(Cost: $40,426,632)			49,010,271

		Principal
		Amount	Value
REPURCHASE AGREEMENT: 2.8%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $1,439,688,
collateralized by $1,480,000
Federal Home Loan Bank,
4.375%, due 9/17/10 with a
value of $1,470,478)
(Cost: $1,439,000)		$1,439,000	$1,439,000

Total Investments Before
Collateral for Securities
Loaned: 98.3%
(Cost $41,865,632)			$50,449,271

		Number
		of Shares

SHORT TERM INVESTMENT HELD
AS COLLATERAL FOR
SECURITIES LOANED: 14.2%
State Street Navigator Securities
Lending Prime Portfolio
(Cost: $7,285,313)		7,285,313	$7,285,313

Total Investments: 112.5%
(Cost: $49,150,945)			$57,734,584
Other assets less liabilities: (12.5)%			(6,425,594)

NET ASSETS: 100.0%			$51,308,990

*	Security fully or partially on loan. Total market value of securities on loan is $7,139,773.

CAD – Canadian Dollar
EUR – Euro
GBP – British Pound
JPY – Japanese Yen
NZD – New Zealand Dollar

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value (Cost $41,865,632)	$50,449,271
Short term investments held as collateral for securities loaned (Cost $7,285,313)	7,285,313
Cash	12,599
Receivables:
Shares of beneficial interest sold	87,714
Interest	966,583
Foreign tax reclaim	21,536
Prepaid expenses	8,091
Total assets	58,831,107
Liabilities:
Payables:
Shares of beneficial interest redeemed	173,021
Collateral for securities loaned	7,285,313
Due to Adviser	7,108
Accrued expenses	56,675
Total liabilities	7,522,117
NET ASSETS	$51,308,990

Initial Class Shares:
Net Assets	$39,070,539
Shares of beneficial interest outstanding	3,315,695
Net asset value, redemption and offering price per share	$11.78

Class R1 Shares:
Net Assets	$12,238,451
Shares of beneficial interest outstanding	1,039,890
Net asset value, redemption and offering price per share	$11.77
Net Assets consist of:
Aggregate paid in capital	$43,053,874
Unrealized appreciation of investments and foreign currency transactions	8,623,350
Undistributed net investment income	3,081,233
Accumulated net realized loss on investments	(3,449,467)
$51,308,990

See Notes to Financial Statements

Worldwide Bond Fund

Statement of Operations
Year Ended December 31, 2006

Income
Interest income		$2,668,811
Security lending income		105
Total income		2,668,916
Expenses:
Management fees	$548,680
Reports to shareholders	55,766
Insurance	31,213
Custodian fees	16,329
Professional fees	17,223
Transfer agent fees - Initial Class Shares	12,434
Transfer agent fees - Class R1 Shares	11,966
Trustees’ fees and expenses	10,327
Other	6,171
Total expenses	710,109
Expenses assumed by the Adviser	(106,497)
Net expenses		603,612
Net investment income		2,065,304
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		442,130
Net realized gain on foreign currency transactions		1,031,026
Net change in unrealized appreciation (depreciation) of investments		(211,992)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		66,386
Net realized and unrealized gain on investments		1,327,550
Net Increase in Net Assets Resulting from Operations		$3,392,854

See Notes to Financial Statements

Worldwide Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$2,065,304	$2,477,806
Net realized gain on investments and foreign currency transactions	1,473,156	2,193,263
Net change in unrealized appreciation (depreciation) of investments and foreign
denominated assets and liabilities	(145,606)	(6,807,280)
Net increase (decrease) in net assets resulting from operations	3,392,854	(2,136,211)

Dividends to shareholders from:
Net investment income
Initial Class Shares	(3,707,444)	(4,381,128)
Class R1 Shares	(905,458)	(622,970)
Total dividends	(4,612,902)	(5,004,098)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	6,239,794	5,428,790
Class R1 Shares	4,320,456	5,300,909
	10,560,250	10,729,699
Reinvestment of dividends
Initial Class Shares	3,707,444	4,381,128
Class R1 Shares	905,458	622,970
	4,612,902	5,004,098
Cost of shares redeemed
Initial Class Shares	(16,153,664)	(21,607,683)
Class R1 Shares	(3,734,225)	(2,592,703)
Redemption fees	4,521	1,621
	(19,883,368)	(24,198,765)
Net decrease in net assets resulting from share transactions	(4,710,216)	(8,464,968)
Total decrease in net assets	(5,930,264)	(15,605,277)
Net Assets:
Beginning of year	57,239,254	72,844,531
End of year (including undistributed net investment income of $3,081,233
and $4,604,243, respectively)	$51,308,990	$57,239,254

* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	550,647	439,213
Reinvestment of dividends	331,317	358,521
Shares redeemed	(1,418,137)	(1,772,387)
Net decrease	(536,173)	(974,653)

Class R1 Shares:
Shares sold	381,146	431,751
Reinvestment of dividends	80,989	50,979
Shares redeemed	(328,128)	(213,806)
Net increase	134,007	268,924

See Notes to Financial Statements

Worldwide Bond Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares					Class R1 Shares
								For the
								Period
								May 1, 2004*
						Year Ended		through
	Year Ended December 31,					December 31,		December 31,
	2006	2005	2004	2003	2002	2006	2005	2004
Net Asset Value,
Beginning of Period	$12.03	$13.33	$13.31	$11.46	$9.42	$12.02	$13.33	$11.82
Income (Loss) From
Investment Operations:
Net Investment Income	0.53	0.58	0.64	0.53	0.35	0.52	0.76	0.18
Net Realized and Unrealized
Gain (Loss) on Investments	0.20	(0.97)	0.48	1.52	1.69	0.21	(1.16)	1.33
Total from Investment Operations	0.73	(0.39)	1.12	2.05	2.04	0.73	(0.40)	1.51
Less Dividends from:
Net Investment Income	(0.98)	(0.91)	(1.10)	(0.20)	—	(0.98)	(0.91)	—
Total Dividends	(0.98)	(0.91)	(1.10)	(0.20)	—	(0.98)	(0.91)	—
Redemption fees	— (c)	— (c)	— (c)	—	—	— (c)	— (c)	—	(c)
Net Asset Value, End of Period	$11.78	$12.03	$13.33	$13.31	$11.46	$11.77	$12.02	$13.33
Total Return (a)	6.48%	(3.03)%	9.15%	18.16%	21.66%	6.48%	(3.11)%	12.77	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$39,071	$46,350	$64,353	$85,385	$95,040	$12,238	$10,889	$8,492
Ratio of Gross Expenses
to Average Net Assets	1.28%	1.29%	1.27%	1.21%	1.24%	1.35%	1.38%	1.59	%(d)
Ratio of Net Expenses
to Average Net Assets (b)	1.10%	1.29%	1.27%	1.21%	1.24%	1.10%	1.38%	1.33	%(d)
Ratio of Net Investment Income
to Average Net Assets	3.77%	3.67%	3.96%	3.58%	4.06%	3.75%	3.63%	3.89	%(d)
Portfolio Turnover Rate	19%	16%	0%	6%	18%	19%	16%	0%

________
(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.10%, 1.29%, 1.27%, 1.19% and 1.21% for the Initial Class Shares for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively, and 1.10%, 1.38% and 1.33% for the Class R1 Shares for the periods ending December 31, 2006, 2005 and 2004, respectively.

(c)	Amount represents less than $0.01 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares

See Notes to Financial Statements

Worldwide Bond Fund

Notes To Financial Statements
December 31, 2006

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held on collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

Note 3—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million and 0.70% on the excess over $750 million. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except for interest, taxes, brokerage commissions and extraordinary expenses for the period May 1, 2006 through April 30, 2007.

Worldwide Bond Fund

Notes To Financial Statements (continued)

For the year ended December 31, 2006, the Adviser assumed expenses in the amount of $106,497. During the year ended December 31, 2006, the Adviser reimbursed the Fund $4,455 for legal expenses previously charged to the Fund. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $9,839,246 and $15,300,259, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2006 was $49,150,945 and net unrealized appreciation aggregated $8,583,639 of which $8,734,683 related to appreciated securities and $151,044 related to depreciated securities.

At December 31, 2006, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$3,105,040
Accumulated capital and other losses	(3,469,213)
Unrealized appreciation	8,623,350
Total	$8,259,177

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and December 31, 2005 consisted of ordinary income of $4,612,902 and $5,004,098, respectively.

At December 31, 2006, the Fund had a capital loss carryforward of $3,449,467 of which, $166,131 expires December 31, 2008; $2,541,134 expires December 31, 2009; and $742,202 expires December 31, 2010. The Fund utilized capital losses of $432,894 in the current fiscal year.

During 2006, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $1,024,588, increased accumulated realized loss by $1,031,026 and increased paid in capital by $6,438. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2006, the aggregate shareholder accounts of two insurance companies own approximately 85% and 13% of the Initial Class Shares and one of whom also owns approximately 99% of the Class R1 Shares.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2006, the Fund had no outstanding forward foreign currency contracts.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $640.

Note 9—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2006, the Fund borrowed under this Facility. The average daily balance during the 30 day period during which the loan was outstanding amounted to $129,531 and the weighted average interest rate was 5.87% . At December 31, 2006, there were no outstanding borrowings by the Fund under the Facility.

Note 10—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the

Worldwide Bond Fund

Notes To Financial Statements (continued)

borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2006, the market value of securities loaned was $7,139,773, and the related collateral for securities on loan was $7,285,313.

Note 12—New Accounting Policies—In July, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Fund’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 13—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 14—Subsequent Event—A dividend of $0.725 per share from net investment income was paid on January 31, 2007 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 30, 2007 with a reinvestment date of January 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2007

Worldwide Bond Fund

Board of Trustees/Officers (unaudited)

Position(s),
	Term of		Number of
	Office[2]		Portfolios
	and Length		in Fund	Other
Trustee’s	of Time	Principal	Complex[3]	Directorships
Name, Address[1]	with the	Occupation(s) During	Overseen	Held Outside
and Age	Trust	Past 5 Years	by Trustee	Fund Complex[3]
Independent Trustees:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital LLC;	9	None
50‡¶	March 2006	Consultant to various asset management
companies.

David J. Olderman	Trustee since	Private Investor	9	Director of Ladig, Inc.
70‡¶	1994			and Minnesota Public
Radio.

Wayne H. Shaner	Trustee since	Managing Partner, Rockledge Partners	9	Director, The Torray
59‡¶	March 2006	LLC, since September 2003; Public		Funds, since 1993
		Member Investment Committee, Maryland		(Chairman of the Board
		State Retirement System since 1991; Vice		since December 2005).
President, Investments, Lockheed Martin
Corporation (formerly Martin Marietta
Corporation), 1976-September 2003.

R. Alastair Short	Vice Chairman	Managing Director, The GlenRock	12	None
53‡¶	and Trustee	Group, LLC (private equity investment
	since June 2004	firm), May 1, 2004 to present; President,
Apex Capital Corporation (personal
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief, Inc.	12	None
Stamberger	Trustee
47‡¶	since 1994

Worldwide Bond Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2004	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed, Inc.,
April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc.,
December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
52		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since 2006	Van Eck Absolute Return Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April
2005 – December 2006; Second Vice President, Investment
Reporting, TIAA-CREF, January 1996 – April 2005; Senior Manager,
Audits, Grant Thornton, December 1993 – January 1996; Senior
Manager, Audits, McGladrey & Pullen, December 1986 –
December 1993; Officer of three other investment companies
advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe	Vice President and	Vice President, Van Eck Associates Corporation since November
59	Treasurer since	2006; Vice President and Director of Mutual Fund Accounting and
	December 2006	Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December
1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Bond Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2004	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2005	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust;
Officer of three other investment companies advised by the Adviser.

_________________________
[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $161,600 for 2006 and $157,600 for 2005.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $4,147 for 2006 and $40,583 for
     2005.

c)   Tax Fees

     Ernst & Young billed tax fees of $19,250 for 2006 and $21,469 for 2005.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  February 23, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  February 23, 2007
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  February 23, 2007
      -----------------